EXHIBIT 99.01

News Release

Investor Contact:
Stan Finkelstein
Investor Relations
(925) 290-4321
ir@formfactor.com

FORMFACTOR, INC. REPORTS 2020 FIRST QUARTER RESULTS
Company Delivers 22% Year-on-Year Revenue Growth Despite COVID-19 Interruptions

LIVERMORE, Calif. — May 6, 2020 —FormFactor, Inc. (Nasdaq: FORM) today announced its financial results for the first quarter of fiscal 2020 ended March 28, 2020. Quarterly revenues were $160.8 million, down 10.0% from $178.6 million in the fourth quarter of fiscal 2019, and up 21.6% from $132.2 million in the first quarter of fiscal 2019.

•Strong performance driven by strong Foundry and Logic probe card demand during the first 11 weeks of the quarter
•Second consecutive quarter of results validating target financial model
•Liquidity, balance sheet and cost structure provide resilience to weather an economic downturn

“During these unprecedented times, our priority has been to safeguard the health and safety of our employees while working closely with our customers to ensure their products are prioritized and quickly delivered,” said Mike Slessor, CEO of FormFactor, Inc. “Despite significant operational challenges related to COVID-19, our employees’ extraordinary efforts, dedication, and perseverance enabled us to deliver these excellent results.”

First Quarter Highlights

On a GAAP basis, net income for the first quarter of fiscal 2020 was $15.9 million, or $0.20 per fully-diluted share, compared to net income for the fourth quarter of fiscal 2019 of $18.6 million, or $0.24 per fully-diluted share, and net income for the first quarter of fiscal 2019 of $5.5 million, or $0.07 per fully-diluted share. Gross margin for the first quarter of 2020 was 41.9%, compared with 41.6% in the fourth quarter of 2019, and 39.7% in the first quarter of 2019.

On a non-GAAP basis, net income for the first quarter of fiscal 2020 was $26.1 million, or $0.33 per fully-diluted share, compared to net income for the fourth quarter of fiscal 2019 of $32.0 million, or $0.41 per fully-diluted share, and net income for the first quarter of fiscal 2019 of $15.2 million, or $0.20 per fully-diluted share. On a non-GAAP basis, gross margin for the first quarter of 2020 was 46.1%, compared with 45.7% in the fourth quarter of 2019, and 44.1% in the first quarter of 2019.

A reconciliation of GAAP to non-GAAP measures is provided in the schedules included below.

Free cash flow for the first quarter of fiscal 2020 was $27.6 million, compared to free cash flow for the fourth quarter of fiscal 2019 of $31.6 million, and free cash flow for the first quarter of 2019 of $14.9 million. A reconciliation of net cash provided by operating activities to free cash flow is provided in the schedules included below.

Outlook

Dr. Slessor added, “Given COVID-19 related uncertainties, we are not providing a formal outlook range for revenue, gross margin or EPS for the second quarter. Although our visibility is even more limited than usual, demand for FormFactor’s products remains strong. We are, however, output constrained, as our factories are now operating with limited production due to social distancing requirements. We anticipate these manufacturing constraints will keep second quarter factory output approximately ten percent below the level achieved during the first quarter. Absent these constraints, we anticipate we would have generated sequential revenue growth in the second quarter.”

We posted our revenue breakdown by geographic region, by market segment and with customers with greater than 10% of total revenue on the Investor Relations section of our website at www.formfactor.com. We will conduct a conference call at 1:30 p.m. PDT, or 4:30 p.m. EDT, today.

The public is invited to listen to a live webcast of FormFactor’s conference call on the Investor Relations section of our web site at www.formfactor.com. A telephone replay of the conference call will be available approximately two hours after the conclusion of the call. The telephone replay will be available through May 13, 7:30 p.m. Pacific Time, and can be accessed by dialing (855) 859-2056 (domestic) or (404) 537-3406 (international) and entering confirmation code 5543718. Additionally, the replay will be available on the Investor Relations section of our website, www.formfactor.com.

Use of Non-GAAP Financial Information:

To supplement our condensed consolidated financial results prepared under generally accepted accounting principles, or GAAP, we disclose certain non-GAAP measures of non-GAAP net income, non-GAAP earnings per fully-diluted share, non-GAAP gross margin, non-GAAP operating expenses and non-GAAP operating income, that are adjusted from the nearest GAAP financial measure to exclude certain costs, expenses, gains and losses. Reconciliations of the adjustments to GAAP results for the three months ended March 28, 2020 and for outlook provided before, as well as for the comparable periods of fiscal 2019, are provided below, and on the Investor Relations section of our website at www.formfactor.com. Information regarding the ways in which management uses non-GAAP financial information to evaluate its business, management's reasons for using this non-GAAP financial information, and limitations associated with the use of non-GAAP financial information, is included under “About our Non-GAAP Financial Measures” following the tables below.

About FormFactor:

FormFactor, Inc. (Nasdaq:FORM), is a leading provider of essential test and measurement technologies along the full IC life cycle - from characterization, modeling, reliability, and design de-bug, to qualification and production test. Semiconductor companies rely upon FormFactor’s products and services to accelerate profitability by optimizing device performance and advancing yield knowledge. The Company serves customers through its network of facilities in Asia, Europe, and North America. For more information, visit the Company’s website at www.formfactor.com.

Forward-looking Statements:

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the federal securities laws, including with respect to the Company’s future financial and operating results, the Company’s plans, strategies and objectives for future operations. These statements are based on management’s current expectations and beliefs as of the date hereof, and are subject to a number of risks and uncertainties, many of which are beyond the Company’s control, that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements include, but are not limited to statements regarding future financial and operating results, customer demand, conditions in the semiconductor industry, and growth opportunities, and other statements regarding the Company’s business. Forward-looking statements may contain words such as “may,” “might,” “will,” “expect,” “plan,” “anticipate,” and “continue,” the negative or plural of these words and similar expressions, and include the assumptions that underlie such statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: changes in demand for the Company’s products; customer-specific demand; the speed of customer implementation of new technologies; industry seasonality; risks to the Company’s ability to realize operational efficiencies; changes macro-economic environments; events affecting global and regional economic stability such as Brexit, infectious diseases and pandemics (such as the current COVID-19 pandemic), military conflicts, political volatility and similar factors, operating separately or in combination; and other factors, including those set forth in the Company’s most current annual report on Form 10-K, quarterly reports on Form 10-Q and other filings by the Company with the U.S. Securities and Exchange Commission. We are operating in an environment with especially substantial uncertainties arising from the COVID-19 pandemic, including with respect to its current and future impact on our operations, workforce, manufacturing capacity, customer demand, supply chain, macroeconomic environment and other important aspects of our business. In addition, there are increasingly restrictive export regulations being adopted in the U.S., including recently published amendments to export regulations that may substantially restrict or condition our sales in China with considerable uncertainty regarding the ultimate interpretation and implementation of these rules. No assurances can be given that any of the events anticipated by the forward-looking statements within this press release will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of the Company. Unless required by law, the Company is under no obligation (and expressly disclaims any such obligation) to update or revise its forward-looking statements whether as a result of new information, future events, or otherwise.

FORMFACTOR, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	March 28, 2020	March 30, 2019
Revenues	$160,753	$132,213
Cost of revenues	93,363	79,692
Gross profit	67,390	52,521
Operating expenses:
Research and development	21,267	19,723
Selling, general and administrative	27,693	25,184
Total operating expenses	48,960	44,907
Operating income	18,430	7,614
Interest income	685	580
Interest expense	(318)	(595)
Other income (expense), net	(91)	(84)
Income before income taxes	18,706	7,515
Provision for income taxes	2,816	2,032
Net income	$15,890	$5,483
Net income per share:
Basic	$0.21	$0.07
Diluted	$0.20	$0.07
Weighted-average number of shares used in per share calculations:
Basic	76,005	74,362
Diluted	78,510	76,009

FORMFACTOR, INC.
NON-GAAP FINANCIAL MEASURE RECONCILIATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	March 28, 2020	December 28, 2019	March 30, 2019
GAAP Gross Profit	$67,390	$74,305	$52,521
Adjustments:
Amortization of intangibles	5,750	6,364	4,719
Stock-based compensation	937	1,024	950
Restructuring charges	—	—	120
Non-GAAP Gross Profit	$74,077	$81,693	$58,310

GAAP Gross Margin	41.9%	41.6%	39.7%
Adjustments:
Amortization of intangibles	3.6%	3.5%	3.6%
Stock-based compensation	0.6%	0.6%	0.7%
Restructuring charges	—%	—%	0.1%
Non-GAAP Gross Margin	46.1%	45.7%	44.1%

GAAP operating expenses	$48,960	$50,587	$44,907
Adjustments:
Amortization of intangibles	(1,513)	(1,525)	(2,371)
Stock-based compensation	(4,686)	(5,064)	(4,345)
Restructuring charges	—	(24)	(89)
Acquisition related expenses	(35)	(213)	—
Non-GAAP operating expenses	$42,726	$43,761	$38,102

GAAP operating income	$18,430	$23,718	$7,614
Adjustments:
Amortization of intangibles	7,263	7,889	7,090
Stock-based compensation	5,623	6,088	5,295
Restructuring charges	—	24	209
Acquisition related expenses	35	213	—
Non-GAAP operating income	$31,351	$37,932	$20,208

GAAP net income	$15,890	$18,636	$5,483
Adjustments:
Amortization of intangibles	7,263	7,889	7,090
Stock-based compensation	5,623	6,088	5,295
Restructuring charges	—	24	209
Acquisition related expenses	35	213	—
Income tax effect of non-GAAP adjustments	(2,759)	(893)	(2,882)
Non-GAAP net income	$26,052	$31,957	$15,195

Non-GAAP net income per share:
Basic	$0.34	$0.42	$0.20
Diluted	$0.33	$0.41	$0.20

FORMFACTOR, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended
	March 28, 2020	March 30, 2019
Cash flows from operating activities:
Net income	$15,890	$5,483
Selected adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	4,561	3,947
Amortization	7,263	7,090
Stock-based compensation expense	5,623	5,295
Provision for excess and obsolete inventories	3,287	2,725
Other activity impacting operating cash flows	2,715	(3,902)
Net cash provided by operating activities	39,339	20,638
Cash flows from investing activities:
Acquisition of property, plant and equipment	(12,050)	(6,028)
Proceeds (purchases) of marketable securities, net	6,568	(3,332)
Other activity impacting investing cash flows	40	28
Net cash used in investing activities	(5,442)	(9,332)
Cash flows from financing activities:
Proceeds from issuances of common stock	4,513	3,870
Tax withholdings related to net share settlements of equity awards	(385)	(302)
Principal repayments on term loans	(13,199)	(7,500)
Net cash used in financing activities	(9,071)	(3,932)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	312	(207)
Net increase in cash, cash equivalents and restricted cash	25,138	7,167
Cash, cash equivalents and restricted cash, beginning of period	147,937	100,546
Cash, cash equivalents and restricted cash, end of period	$173,075	$107,713

FORMFACTOR, INC.
RECONCILIATION OF CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW
(In thousands)
(Unaudited)

	Three Months Ended
	March 28, 2020	March 30, 2019
Net cash provided by operating activities	$39,339	$20,638
Adjustments:
Cash paid for interest	291	302
Acquisition related payments in working capital	35	—
Capital expenditures	(12,050)	(6,028)
Free cash flow	$27,615	$14,912

FORMFACTOR, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	March 28, 2020	December 28, 2019
ASSETS
Current assets:
Cash and cash equivalents	$169,607	$144,545
Marketable securities	69,759	76,327
Accounts receivable, net of allowance for doubtful accounts of $222 and $222	90,100	97,868
Inventories, net	78,983	83,258
Restricted cash	2,107	1,981
Prepaid expenses and other current assets	15,699	15,064
Total current assets	426,255	419,043
Restricted cash	1,361	1,411
Operating lease, right-of-use-assets	36,212	31,420
Property, plant and equipment, net of accumulated depreciation of $277,017 and $273,001	63,745	58,747
Goodwill	200,378	199,196
Intangibles, net	50,139	57,610
Deferred tax assets	70,273	71,252
Other assets	1,016	1,203
Total assets	$849,379	$839,882

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$40,139	$40,914
Accrued liabilities	29,175	36,439
Current portion of term loans, net of unamortized issuance costs	31,535	42,846
Deferred revenue	9,830	9,810
Operating lease liabilities	6,815	6,551
Total current liabilities	117,494	136,560
Term loan, less current portion, net of unamortized issuance costs	13,642	15,639
Deferred tax liabilities	6,095	6,986
Long-term operating lease liabilities	34,028	29,088
Other liabilities	11,703	10,612
Total liabilities	182,962	198,885

Stockholders’ equity:
Preferred stock, $0.001 par value:
10,000,000 shares authorized; no shares issued and outstanding	—	—
Common stock, $0.001 par value:
250,000,000 shares authorized; 76,158,251 and 75,764,990 shares issued and outstanding	77	76
Additional paid-in capital	895,600	885,821
Accumulated other comprehensive loss	(909)	(659)
Accumulated deficit	(228,351)	(244,241)
Total stockholders’ equity	666,417	640,997
Total liabilities and stockholders’ equity	$849,379	$839,882

About our Non-GAAP Financial Measures:
We believe that the presentation of non-GAAP net income, non-GAAP earnings per fully-diluted share, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income and free cash flow provides supplemental information that is important to understanding financial and business trends and other factors relating to our financial condition and results of operations. Non-GAAP net income, non-GAAP earnings per fully-diluted share, non-GAAP gross margin, non-GAAP operating expenses, and non-GAAP operating income are among the primary indicators used by management as a basis for planning and forecasting future periods, and by management and our board of directors to determine whether our operating performance has met certain targets and thresholds. Management uses non-GAAP net income, non-GAAP earnings per fully-diluted share, non-GAAP gross margin, non-GAAP operating expenses, and non-GAAP operating income when evaluating operating performance because it believes that the exclusion of the items indicated herein, for which the amounts or timing may vary significantly depending upon our activities and other factors, facilitates comparability of our operating performance from period to period. We use free cash flow to conduct and evaluate our business as an additional way of viewing our liquidity that, when viewed with our GAAP results, provides a more complete understanding of factors and trends affecting our cash flows. Many investors also prefer to track free cash flow, as opposed to only GAAP earnings. Free cash flow has limitations due to the fact that it does not represent the residual cash flow available for discretionary expenditures, and therefore it is important to view free cash flow as a complement to our entire consolidated statements of cash flows. We have chosen to provide this non-GAAP information to investors so they can analyze our operating results closer to the way that management does, and use this information in their assessment of our business and the valuation of our company. We compute non-GAAP net income, non-GAAP fully-diluted earnings per share, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, by adjusting GAAP net income, GAAP earnings per fully-diluted share, non-GAAP gross margin, non-GAAP operating expenses, and non-GAAP operating income to remove the impact of certain items and the tax effect, if applicable, of those adjustments. These non-GAAP measures are not in accordance with, or an alternative to, GAAP and may be materially different from other non-GAAP measures, including similarly titled non-GAAP measures used by other companies. The presentation of this additional information should not be considered in isolation from, as a substitute for, or superior to, net income, earnings per fully-diluted share, gross margin, operating expenses, or operating income in accordance with GAAP. Non-GAAP financial measures have limitations in that they do not reflect certain items that may have a material impact upon our reported financial results. We may expect to continue to incur expenses of a nature similar to the non-GAAP adjustments described above, and exclusion of these items from our non-GAAP net income, non-GAAP earnings per fully-diluted share, non-GAAP gross margin, non-GAAP operating expenses, and non-GAAP operating income should not be construed as an inference that these costs are unusual, infrequent or non-recurring. For more information on the non-GAAP adjustments, please see the table captioned “Non-GAAP Financial Measure Reconciliations" and “Reconciliation of Cash Provided By Operating Activities to Free Cash Flow” included in this press release.

Source: FormFactor, Inc.
FORM-F